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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         I, the undersigned director of United States Exploration, Inc., do hereby constitute and appoint Bruce D. Benson and F. Michael Murphy, or either of them, to be my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 3, 2001.



                                            /s/ Richard L. Robinson
                                            -----------------------------
                                            Richard L. Robinson, Director

                                POWER OF ATTORNEY


         I, the undersigned director of United States Exploration, Inc., do hereby constitute and appoint Bruce D. Benson and F. Michael Murphy, or either of them, to be my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 2, 2001.



                                            /s/ T. W. Gamel
                                            -------------------------
                                            Thomas W. Gamel, Director

                                POWER OF ATTORNEY


         I, the undersigned director of United States Exploration, Inc., do hereby constitute and appoint Bruce D. Benson and F. Michael Murphy, or either of them, to be my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 5, 2001.



                                            /s/ Robert J. Malone
                                            --------------------------
                                            Robert J. Malone, Director

                                POWER OF ATTORNEY


         I, the undersigned officer and director of United States Exploration, Inc., do hereby constitute and appoint F. Michael Murphy to be my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 3, 2001.



                                            /s/ Charles D. Unruh
                                            --------------------------
                                            Charles D. Unruh, Director

                                POWER OF ATTORNEY


         I, the undersigned director of United States Exploration, Inc., do hereby constitute and appoint Bruce D. Benson and F. Michael Murphy, or either of them, to be my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 3, 2001.



                                            /s/ Joseph A. Hutchinson
                                            ------------------------------
                                            Joseph A. Hutchinson, Director

                                POWER OF ATTORNEY


         I, the undersigned officer and director of United States Exploration, Inc., do hereby constitute and appoint F. Michael Murphy to be my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and in my name, place and stead, in any and all capacities, to sign to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated this April 3, 2001.



                                            /s/ Bruce D. Benson
                                            ----------------------------------
                                            Bruce D. Benson, President,
                                            Chief Executive Officer, and
                                            Chairman of the Board of Directors